East West Bancorp, Inc. Fourth Quarter and Full Year 2023 Earnings Presentation January 23, 2024

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s fourth-quarter 2023 earnings release, as well as those factors contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

$1.1 $1.2 $1.6 $1.8 FY 2022 FY 2023 Full Year 2023 Highlights 3 Key Metrics (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Net Income & Adjusted Pre-tax Pre-Provision Income (PTPP)1 $ i n b ill io n s ▪ Record full year revenue and earnings − Revenue of $2.6 billion, up $263 million, 11% Y-o-Y − Net income of $1.2 billion, or $8.18 per diluted share ($8.56 adjusted earnings per share)1 ▪ Prudent balance sheet growth − Increased deposit granularity − Diversified loan growth ▪ Strong credit risk management − 9bps annual NCOs to average loans − 16bps of NPAs to total assets ▪ Continued industry-leading efficiency ▪ Increasing 1Q24 dividend by 15% to $0.55/share Adjusted PTPP1Net Income Highlights 1.7% Return on Average Assets 20.3% Adjusted Return on Average Tangible Common Equity1 17.9% Return on Average Common Equity +12% Y-o-Y

Loans 4 Prudent growth that bolsters diversification ($ in billions) Average Loans End of Period Loan Growth (3Q23 to 4Q23) ($ in millions) +5% - +3% Q-o-Q +3% $98 $488 $717 Total CRE Residential mortgage & other consumer C&I 12.1 13.1 13.7 15.0 15.5 12.9 14.4 15.3 17.9 19.8 8.4 9.3 10.7 12.4 14.2 $33.4 $36.8 $39.7 $45.3 $49.5 2019 2020 2021 2022 2023 C&I CRE Residential mortgage & other consumer +6% +11% +14% 4 Year CAGR +10%

($95) $274 $355 $471 Wholesale Greater China Commercial Consumer Deposits 5 Over $1 billion in customer deposit growth within the quarter ($ in billions) Average Deposits End of Period Deposit Growth (3Q23 to 4Q23) ($ in millions) ▪ Portfolio Detail (as of 12.31.23) − Over 590,000 accounts − Average commercial deposit account size: ~$310,000 − Average consumer deposit account size: ~$40,000 10.5 13.8 21.3 22.8 17.2 7.3 7.6 9.3 9.6 9.88.2 9.9 12.4 12.4 11.7 10.0 9.5 8.5 9.5 16.3 $36.0 $40.8 $51.5 $54.3 $55.0 2019 2020 2021 2022 2023 DDA IB Checking & Savings MMDA Time Total +13% +7% +13% +9% 4 Year CAGR +11% +3% +9% +1% Q-o-Q +2% -5%

Net Interest Income & Net Interest Margin

Grew NII as higher loan balances and yields offset rate pressure, driving stable NIM

Net Interest Income (NII) & Net Interest Margin (NIM)

($ in millions)



$606
$600
$567
$571
$575
3.98%
3.96%
3.55%
3.48%
3.48%
4Q22
1Q23
2Q23
3Q23
4Q23
NII
NIM

Impact to NIM from Q-o-Q Change in Yields, Rates & Mix



3.48%
+0.03%
+0.03%
+0.08%
-0.02%
-0.12%
3.48%
3Q23 NIM
Higher other earning assets yield
Favorable earning asset mix shift
Higher loan yields, balances
Unfavorable funding mix shift
Higher cost of IB deposits, balances
4Q23 NIM

4Q23 Highlights

- **NII up 1% Q-o-Q**
- **NIM stable Q-o-Q**
- $4.25 billion of active cash flow hedges cost ~$25mm in 4Q23, or 15 bps to NIM, but provide incremental protection as SOFR falls
- NIM trough likely in 2H24, assuming the consensus economic outlook

EAST WEST BANK

6

22% 20% 27% 25% 6% Fixed rate Hybrid in fixed rate period Variable - LIBOR + SOFR rates Variable - Prime rate Variable - all other rates 5.51% 5.96% 6.15% 6.28% 6.36% CRE 6.41% 7.26% 7.57% 7.90% 7.99% C&I 4.76% 5.10% 5.24% 5.36% 5.49% Residential Mortgage Loan Yields 7 Fixed Rate and Hybrid in Fixed Period Loans (% of Total) Loan Portfolio by Index Rate Average Loan Rate by Portfolio (as of 12.31.23) Total fixed rate and hybrid in fixed period: 42% 57%* variable rate 44% hybrid in fixed-rate period & 41% fixed rate 4Q22 1Q23 2Q23 3Q23 4Q23 12.31.23 rate sheet price for 30-year fixed: 7.88%*46% had customer-level interest rate derivative contracts 89% variable rate 35% 37% 38% 39% 39% 39% 41% 42% 03.31.22 06.30.22 09.30.22 12.31.22 03.31.23 06.30.23 09.30.23 12.31.23

Deposit and Funding Cost 8 Average Deposit and Liability Cost 1.06% 1.60% 2.12% 2.43% 2.60% 1.74% 2.49% 3.09% 3.45% 3.64% 1.80% 2.60% 3.24% 3.56% 3.73% 4Q22 1Q23 2Q23 3Q23 4Q23 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities Average Deposit Rate by Portfolio 1.01% 1.45% 2.36% 2.67% 2.72% Checking Deposits 2.02% 2.74% 3.32% 3.69% 3.83% Money Market Deposits 2.16% 3.07% 3.63% 3.98% 4.22% Time Deposits 4Q22 1Q23 2Q23 3Q23 4Q23

38 48 71 88 90 64 75 78 79 84 26 22 49 48 52 17 18 26 28 27 42 40 11 15 23 $187 $203 $235 $258 $276 2019 2020 2021 2022 2023 Fees and Noninterest Income 9 Customer and Other Derivative Income Detail ($mm) 4Q22 3Q23 4Q23 Revenue $ 4.0 $ 5.9 $ 6.3 MTM (4.6) 5.3 (7.2) Total $ (0.6) $ 11.2 $ (1.0) Greater customer activity drove an increase in fee income within the quarter ▪ Fee income1 of $73mm in 4Q23, up $6mm, or 9% from $67mm in 3Q23 ▪ Foreign exchange income, wealth management fees, and lending fees each increased $2mm, reflecting higher customer activity ▪ Total noninterest income of $80mm in 4Q23 also included a net gain on sale of loans of $4mm; net gain on AFS debt security of $3mm 4Q23 Highlights (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains on sales of loans; net gains on sales of securities; other investment income and other income Fee Income1 ($ in millions) +23% +7% -14% +13% 4-Year CAGR +10% +19% Customer Derivative Income Wealth Management Fees Foreign Exchange Income Lending Fees Deposit Account Fees

402 404 434 478 509 106 89 94 116 135 27 29 34 45 76 70 66 63 63 63 40 46 47 43 44 $645 $634 $671 $744 $827 2019 2020 2021 2022 2023 Computer Software & Data Processing Occupancy & Equipment Deposit-related Expenses All Other Compensation & Employee Benefits 28.7% 31.2% 33.1% 4Q22 3Q23 4Q23 Operating Expense & Efficiency 10 Best-in-class efficiency Adjusted Noninterest Expense1 ($ in millions) ▪ Total noninterest expense of $290mm ‒ Impacted by $70mm of FDIC Special Assessment-related expense ▪ Adjusted noninterest expense1 up Q-o-Q − Compensation and employee benefits rose $8mm, reflecting higher commissions and incentive accruals − Other operating expenses were up $6mm, reflecting increases in legal expense, realized credit card fraud losses, and advertising (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases 4Q23 Highlights 4-Year CAGR +6% +6% +3% -3% Adjusted Efficiency Ratio and Noninterest Expense/Average Assets Ratio1 Adj. Efficiency Noninterest Expense / Avg. Assets 6% +30% 1.19% 1.16% 1.23%

0.89% 0.93% 0.97% 1.06% 1.10% 0.97% 0.94% 0.66% 0.95% 0.77% 1.86% 1.87% 1.63% 2.01% 1.87% 12.31.22 03.31.23 06.30.23 09.30.23 12.31.23 Classified loans / Loans HFI Special Mention loans / Loans HFI Asset Quality Metrics 11 A solid foundation, with 2023 annual net charge-offs of 9bps Provision for Credit Losses & Net Charge-offs ($ in millions) Non-Performing Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) $25 $20 $26 $42 $37 $10 $1 $8 $18 $20 0.08% 0.01% 0.06% 0.14% 0.15% 4Q22 1Q23 2Q23 3Q23 4Q23 Provision for credit losses Net charge-offs NCO ratio (ann.) $100 $93 $116 $104 $114 0.16% 0.14% 0.17% 0.15% 0.16% 12.31.22 03.31.23 06.30.23 09.30.23 12.31.23 Non-performing assets NPAs/ Total assets 3.40% 2.08% 0.40% 3.17% 1.91% 0.40% C&I CRE Resi. mortgage & consumer 09.30.23 12.31.23

Allowance for Loan Losses Adequate reserves across portfolios Allowance for Loan Losses (ALLL) ($ in millions) $596 $620 $635 $656 $669 1.24% 1.27% 1.28% 1.29% 1.28% $400 12.31.22 03.31.23 06.30.23 09.30.23 12.31.23 ALLL ALLL/Loans HFI 12.31.22 09.30.23 12.31.23 Loan Category ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI C&I $ 372 2.37% $ 384 2.42% $ 393 2.37% Total CRE 182 0.96 211 1.04 215 1.05 Office 36 1.42 53 2.30 55 2.43 Resi. mortgage & consumer 42 0.31 61 0.41 61 0.40 Total Loans $ 596 1.24% $ 656 1.29% $ 669 1.28% Composition of ALLL by Portfolio ($ in millions) 12

Capital Healthy capital position: 1.5 million shares repurchased in 4Q23, 15% increase to 1Q24 dividend Highlights ▪ Very strong capital − We operate from a position of capital strength ▪ 15% dividend increase ‒ Declared 1Q24 dividend of $0.55/share, up $0.07/share from $0.48/share in 4Q23 ‒ Increased 2024 annual dividend equivalent to $2.20/share ▪ Opportunistic stock repurchase activity − Repurchased 1.5mm shares in 4Q23 − Remaining share authorization of $172mm available for future repurchases ▪ Retiring $117 million of Trust Preferred Securities in 1Q24 8.7% 9.8% 12.7% 14.0% 9.0% 10.2% 13.3% 14.7% 9.4% 10.2% 13.3% 14.8% Tangible common equity Leverage CET1 Total capital 12.31.22 09.30.23 12.31.23 Regulatory well capitalized requirement (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) The Company has elected to use the 2020 CECL transition provision in the calculation of its December 31, 2022, September 30, 2023 and December 31, 2023 regulatory capital ratios. The Company’s December 31, 2023 regulatory capital ratios are preliminary. 2 5.0% 6.5% 10.0% 13 1 Key Ratios

Management Outlook: Full Year 2024 14 Earnings Drivers FY 2024 Expectations vs. FY 2023 Results Economic and Interest Rate Outlook ▪ Softening economy with modest growth ▪ Assuming a year-end forward curve with cuts beginning in Q2 End of Period Loans ▪ Growing in the range of 3% to 5% Y-o-Y Net Interest Income ▪ Declining in the range of 4% to 6% Y-o-Y, driven by rate cuts Adjusted Noninterest Expense1 ▪ Increasing in the range of 6% to 8% Y-o-Y, driven primarily by compensation and benefits expense, offset partly by lower deposit- account expense Net Charge-offs ▪ 1Q24 in line with 4Q23, with subsequent quarters increasing modestly ▪ Subsequent quarters in the range of 15 to 25 bps Effective Tax Rate ▪ To increase modestly Best-in-Class Efficiency Top Quartile Returns FY 2024 Expectation (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases

$39.10 $41.28 $42.33 $43.29 $46.27 12.31.22 03.31.23 06.30.23 09.30.23 12.31.23 Full Year 2023 Highlights (Continued) 15 Tangible Book Value/Share(1) +18% Y-o-Y Designations and AwardsKey Metrics (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases

Appendix

11% 1% 1% 1% 1% 1% 2% 2% 3% 4% 5% Industries with 1% of total loans outstanding1 Commercial Loan Portfolio 17 Over 70% of EWBC’s loans support commercial customers and are well-diversified CRE $20.5bn C&I $16.6bn (as % of Total Portfolio Loans, 12.31.23) Commercial Loans by Type Total Loan Portfolio $52.2bn Resi. Mortgage & Other Consumer $15.1 29% CRE $20.5 39% C&I $16.6 32% (1) Industries with 1% of total loans outstanding: Tech & Telecom; Food Production & Distribution; Hospitality & Leisure; Oil & Gas; Healthcare Services Private Equity Media & Entertainment Real Estate Investment & Mgmt. Manufacturing & Wholesale Infrastructure & Clean Energy Other 1% 2% 2% 4% 5% 8% 8% 9% Industrial Multifamily Retail Hotel Office Healthcare All other CRE Construction and Land

<=50% 44% >50% to 55% 16% >55% to 60% 17% >60% to 65% 14% >65% to 70% 6% >70% 3% Commercial Real Estate Portfolio Detail 18(1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment 50% Average LTV1 Low LTVs and granular, many loans have full recourse and personal guarantees Distribution by LTV1 Size and LTV by Property Type (as of 12.31.23) (as of 12.31.23) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.0 52% $2 Retail 4.3 48 3 Industrial 4.0 47 3 Hotel 2.4 53 9 Office 2.3 52 4 Healthcare 0.9 55 4 Other 0.9 49 3 Construction & Land2 0.7 52 13 Total CRE $20.5 50% $3

Residential Mortgage Portfolio 19 SoCal 40% NorCal 16% NY 27% WA 7% TX 2% Other 8% <=50% 46% >50% to 55% 12% >55% to 60% 32% >60% 10% 51% Average LTV1 Well-diversified by geography, with low LTVs and average loan size (as of 12.31.23) Resi. Mortgage Distribution by LTV1 (as of 12.31.23) $436,000 Average loan size2 (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size of residential mortgage Portfolio Highlights as of 12.31.23 Outstandings ▪ $15.1bn loans outstanding ▪ +3% Q-o-Q and +13% Y-o-Y Originations ▪ $0.9bn in 4Q23 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $13.4bn loans outstanding ▪ +4% Q-o-Q and +19% Y-o-Y HELOC ▪ $1.7bn loans outstanding ▪ $3.5bn in undisbursed commitments ▪ 33% utilization, unchanged from 09.30.23 ▪ 80% of commitments in first lien position Resi. Mortgage Distribution by Geography3

CRE Office – Additional Information 20 Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $258 6 $43 56% $20mm - $30mm 452 18 25 56 $10mm - $20mm 562 39 14 55 $5mm - $10mm 447 60 7 51 <$5mm 553 421 1 46 Total $2,272 544 $4 52% 36% 5% 14% 8% 7% 4% 6% 3% 5% 7% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 12.31.23) (as of 12.31.23) Low LTVs across different size segments, low average loan size

CRE Retail – Additional Information 21 30% 4% 18%9% 3% 4% 5% 5% 3% 3% 11% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco Other CA Houston Dallas, 1% Manhattan Other TX, 2% Washington Other Regions New Jersey, 1% Other NY Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $337 9 $37 46% $20mm - $30mm 428 17 25 56 $10mm - $20mm 736 54 14 51 $5mm - $10mm 758 110 7 49 <$5mm 2,039 1,546 1 45 Total $4,298 1,736 $2 48% Low LTVs across different size segments, low average loan size CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 12.31.23) (as of 12.31.23)

Appendix: GAAP to Non-GAAP Reconciliation 22 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Pre-tax, pre-provision profitability ratio represents total adjusted revenue less adjusted noninterest expense, divided by average total assets. Adjusted revenue excludes the net gain/loss related to an AFS debt security that was written-off in the first quarter of 2023 and subsequently sold during the fourth quarter of 2023. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles, the FDIC special assessment charge (included in deposit insurance premiums and regulatory assessments) and the repurchase agreements’ extinguishment cost (where applicable). Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. (1) Annualized.

Appendix: GAAP to Non-GAAP Reconciliation 23 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non- GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets.

(1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory tax rate of 29.56% for the three and twelve months ended December 31, 2023, and 29.29% for the three months ended September 30, 2023. Applied statutory tax rate of 29.37% for the three and twelve months ended December 31, 2022. (3) Annualized. Appendix: GAAP to Non-GAAP Reconciliation 24 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average tangible book value. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Adjusted tangible net income excludes the after-tax impacts of the tangible net income adjustments, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income), and the net gain/loss related to an AFS debt security that was written-off in the first quarter of 2023 and subsequently sold during the fourth quarter of 2023. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.

Appendix: GAAP to Non-GAAP Reconciliation 25 (1) Applied statutory tax rate of 29.56% for the three and twelve months ended December 31, 2023. (2) Annualized. (3) Refer to Slide 24 for the calculation of the return on average TCE and adjusted return on average TCE ratios. EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) During the fourth quarter of 2023, the Company recorded a $70.0 million pre-tax FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income) and recognized a $3.1 million pre-tax gain on sale for an AFS debt security that was previously written-off. During the first quarter of 2023, the Company recorded a $10.0 million pre-tax impairment write-off of an AFS debt security. Management believes that presenting the computations of the adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets and adjusted return on average common equity that adjust for the above discussed non-recurring items provide clarity to financial statement users regarding the ongoing performance of the Company and allows comparability to prior periods.